UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)
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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
Sirna Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2006
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PROPOSAL NO. 2 APPROVAL OF AMENDMENTS OF THE SIRNA THERAPEUTICS, INC. 2005 PERFORMANCE INCENTIVE PLAN
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COMPENSATION OF EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16( a ) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
ANNUAL REPORT
OTHER MATTERS

SIRNA THERAPEUTICS, INC.
185 Berry Street, Suite 6504
San Francisco, CA 94107

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Sirna Therapeutics, Inc. (the “Company”) to be held on Wednesday, June 14, 2006, at 3:30 P.M., local time, at the Westin St. Francis, 335 Powell Street, San Francisco, CA 94102. Your Notice of Annual Meeting, Proxy Statement and Proxy are enclosed, as is the Company’s 2005 Annual Report for the year ended December 31, 2005, which includes the Company’s financial statements.

At the Annual Meeting, you will be asked to (1) elect four (4) directors to serve for the ensuing three years until the expiration of their terms in 2009 and until their successors are duly elected and qualified or their earlier resignation or removal; (2) approve amendments to the Company’s 2005 Performance Incentive Plan (the “2005 Plan”), (3) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 and (4) transact such other business as may be properly presented at the meeting. The Board of Directors has approved the proposals described in the Proxy Statement and unanimously recommends that you vote “FOR” each proposal.

Thank you for your continued support.

Very truly yours,

SIRNA THERAPEUTICS, INC.

Howard W. Robin
Chief Executive Officer and President

May 19, 2006

IMPORTANT — PLEASE VOTE YOUR PROXY PROMPTLY. After reading the Proxy Statement, please mark, sign, date and return the enclosed proxy card in the accompanying reply envelope, or call the toll-free number or use the Internet by following the instructions included with your proxy card, whether or not you plan to attend the Annual Meeting in person. Please vote as promptly as possible, but no later than 3:00 P.M., local time, on June 14, 2006. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, VOTE VIA TELEPHONE OR INTERNET OR ATTEND THE ANNUAL MEETING IN PERSON.

SIRNA THERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2006

TO OUR STOCKHOLDERS:

The Annual Meeting of Stockholders of Sirna Therapeutics, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 14, 2006, at 3:30 P.M., local time, at the Westin St. Francis, 335 Powell Street, San Francisco, CA 94102, for the following purposes:

(1) To elect four (4) directors of the Company to serve for the ensuing three years until the expiration of their terms in 2009 and until their respective successors shall be elected and qualified or their earlier resignation or removal;

(2) To approve amendments to the Company’s 2005 Performance Incentive Plan;

(3) To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and

(4) To transact such other business as may be properly presented at the meeting.

The names of the Board of Directors’ nominees for directors of the Company and descriptions of the other matters to be voted upon are set forth in the accompanying Proxy Statement. Only stockholders of record at the close of business on the record date will be entitled to vote at the meeting. To be sure that your shares are represented at the meeting, you are urged to vote, sign, date and promptly return the enclosed Proxy in the envelope provided as soon as possible so that it will be received no later than 3:00 P.M., local time, on June 14, 2006. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the accompanying Proxy Statement. You may revoke your Proxy at any time in the manner described in the accompanying Proxy Statement prior to the time it is voted.

By Order of the Board of Directors

Bharat M. Chowrira, Secretary

May 19, 2006
San Francisco, California

IMPORTANT — PLEASE VOTE YOUR PROXY PROMPTLY. After reading the Proxy Statement, please mark, sign, date and return the enclosed proxy card in the accompanying reply envelope, or call the toll-free number or use the Internet by following the instructions included with your proxy card, whether or not you plan to attend the Annual Meeting in person. Please vote as promptly as possible, but no later than 3:00 P.M., local time, on June 14, 2006. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, VOTE VIA TELEPHONE OR INTERNET OR ATTEND THE ANNUAL MEETING IN PERSON.

SIRNA THERAPEUTICS, INC.

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Sirna Therapeutics, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held on June 14, 2006, at 3:30 P.M., local time, and at any adjournment, continuation or postponement of the meeting. These proxy solicitation materials were first sent or given to stockholders entitled to vote at the Annual Meeting on or about May 24, 2006.

Record Date and Shares Outstanding

Only stockholders who owned shares of our common stock at the close of business on May 1, 2006, referred to in this Proxy Statement as the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on the matters to be voted on at the Annual Meeting and is not entitled to cumulate votes for the election of directors. As of the Record Date, 62,504,209 shares of the Company’s common stock were outstanding and entitled to vote, held by approximately 250 stockholders of record.

A small number of investors own a significant number of shares of the Company’s common stock. As of December 31, 2005, entities affiliated with Oxford Bioscience Partners, the Sprout Group and Venrock Associates, three of the Company’s largest investors, collectively owned approximately 44% of the Company’s outstanding common stock. If these investors were to act in concert, their concentration of stock ownership could allow them to exercise significant control over the above proposals. Your vote, however, is very important and, whether or not you plan to attend the annual meeting in person, you are asked to return your completed proxy, vote via telephone or Internet or attend the annual meeting in person. Furthermore, no voting agreements, arrangements or understandings exist among any of the these entities and Sirna or among any of the entities themselves.

How to Vote Your Proxy

Mail. You may vote by mail by signing the enclosed proxy card and mailing it in the enclosed, prepaid and addressed envelope.

Telephone. You may vote by telephone by following the instructions set forth on the proxy card.

Internet. You may vote over the Internet by following the instructions set forth on the proxy card.

In person at the meeting. Written ballots will be passed out to anyone who is eligible and wants to vote at the meeting. If you hold your shares in “street name” (i.e., through a broker, bank or other nominee), you must request a legal proxy from your broker or other nominee before the meeting to vote at the meeting.

You have the option to vote over the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions, and to confirm that their instructions have been recorded properly. We believe the procedures that have been put in place are consistent with the requirements of applicable law.

Revoking Your Proxy

You may revoke your proxy at any time before it is exercised. Execution of the proxy will not in any way affect your right to attend the meeting in person. Revocation may be made prior to the meeting by written revocation or through a duly executed proxy bearing a later date sent to the Company, Attention: Bharat M. Chowrira, Secretary,

185 Berry Street, Suite 6504, San Francisco, CA 94107; or a proxy may be revoked personally at the Annual Meeting by written notice to the Secretary at the Annual Meeting prior to the voting of the Proxy. In order to be effective, any revocation sent to the Company must include the stockholder’s name and must be received prior to the meeting.

How Your Proxy Will Be Voted

In the absence of specific instructions to the contrary, shares represented by properly executed proxies received by the Company, including unmarked proxies, will be voted to 1) elect four (4) directors to serve for the ensuing three years until the expiration of their terms in 2009 and until their successors are duly elected and qualified or until their earlier resignation or removal; (2) approve amendments to the Company’s 2005 Performance Incentive Plan, and (3) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. In addition, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as directed by the Board of Directors. The Company has not received notice of any other matters that may properly be presented at the Annual Meeting.

Quorum

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s common stock as of the record date is necessary to constitute a quorum at the Annual Meeting. As there were 62,504,209 shares of Common Stock outstanding as of the Record Date, at least 31,252,105 of the shares of Common Stock entitled to vote must be present in person or by proxy at the Annual Meeting for a quorum to exist.

Voting

Tabulation

Votes of stockholders entitled to vote who are present at the Annual Meeting in person or by proxy, abstentions and broker non-votes are counted as present or represented at the meeting for purposes of determining whether a quorum exists. Cumulative voting is not permitted. The nominees for election as directors (Proposal No. 1) at the Annual Meeting will be elected by the affirmative vote of a plurality of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting; the four (4) nominees receiving the highest number of affirmative votes of the shares voted at the Annual Meeting shall be elected to the Board of Directors. For Proposal No. 2 to amend the 2005 Plan, the affirmative vote of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting is necessary for approval. For Proposal No. 3 to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006, the affirmative vote of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting is necessary for approval.

Broker Non-Votes; Abstentions

In the absence of controlling precedent to the contrary, the Company intends to treat broker non-votes and abstentions in the following manner. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker “non-votes” and shares as to which proxy authority has been withheld with respect to any matter are considered present for purposes of calculating a quorum but are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained. As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or any other issues requiring the approval of a majority of the shares of common stock present and entitled to vote and, therefore, do not have the effect of votes in opposition for such proposals. With respect to Proposal No. 1 requiring a plurality vote, and Proposal No. 2 and Proposal No. 3, requiring a majority vote, broker “non-votes” have no effect. In addition, because Proposal 2 concerns approval of amendments to an equity compensation plan, New York Stock Exchange Rules prohibit discretionary voting with respect to such proposal for shares held of record by NYSE-licensed brokers.

Abstentions occur when a stockholder entitled to vote and present in person or represented by proxy affirmatively votes to abstain. Votes in abstention are considered present for purposes of calculating a quorum but do not count as a vote FOR or AGAINST any matter. With respect to Proposal No. 1 requiring a plurality vote, abstentions, like broker “non-votes,” have no effect. Unlike broker “non-votes,” however, while abstentions do not count as a vote FOR or AGAINST, they have the same effect as a negative vote on Proposal No. 2 and Proposal No. 3 because abstentions will be included in tabulations of the shares of common stock entitled to vote for purposes of determining whether a proposal has been approved.

Solicitation of Proxies

This solicitation is being made by mail on behalf of the Company’s Board of Directors, but may also be made without additional remuneration by our officers or employees by telephone, facsimile transmission, e-mail or personal interview. The Company will bear the expense of the preparation, printing and mailing of the enclosed Proxy, notice of Annual Meeting and this Proxy Statement and any additional material relating to the meeting that may be furnished to the stockholders by the Board subsequent to the furnishing of this Proxy Statement. The Company will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone, facsimile transmission, e-mail or personal interview by the Company’s officers or employees, without additional compensation, or selected securities dealers. The Company anticipates that the cost of such supplementary solicitations, if any, will not be material.

Stockholders’ Proposals

In accordance with Rule 14a-8 under the Exchange Act, any stockholder who intends to submit a proposal at the Company’s 2007 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the Proxy Statement and form of Proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than January 15, 2007.

Securities and Exchange Commission (“SEC”) rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement. If a stockholder intends to submit a proposal at the Company’s 2007 Annual Meeting and the proposal is not intended to be included in the Company’s proxy statement relating to such meeting, the stockholder must have given proper notice no later than June 29, 2007. If a stockholder gives notice of such a proposal after the deadline, the proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s 2007 Annual Meeting.

All notices of proposals, whether or not to be included in the Company’s proxy materials, should be sent to Bharat M. Chowrira, Secretary, Sirna Therapeutics, Inc., 185 Berry Street, Suite 6504, San Francisco, CA 94107.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders and enclosing separate proxy cards for each stockholder. This process, which is commonly referred to as “householding,” potentially eliminates some duplicative mailings to stockholders and reduces the Company’s mailing costs.

This year, a number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Sirna Therapeutics, Inc., Bharat M. Chowrira, Secretary, 185 Berry Street, Suite 6504, San Francisco, CA 94107 or contact ADP Investor Communication Services at

1-800-542-1061. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Amended and Restated Certificate of Incorporation provides for a Board of Directors made up of three classes. The term of office of the Class I Directors expires at the Annual Meeting, the term of office of the Class II Directors expires at the Annual Meeting of Stockholders to be held in 2007, and the term of office of the Class III Directors expires at the Annual Meeting of Stockholders to be held in 2008. Thereafter, the term of each class expires at each third succeeding Annual Meeting of Stockholders after election of the class.

The Board currently consists of eight (8) directors. Mr. Jeremy L. Curnock Cook, Dr. Dennis H. Langer, Mr. Lutz Lingnau and Mr. Howard W. Robin are the Class I directors. Dr. Douglas Fambrough and Dr. Bryan Roberts are the Class II directors. Mr. R. Scott Greer and Dr. James Niedel are the Class III directors. Dr. Langer was appointed to the Board of Directors on August 19, 2005 and Mr. Lingnau was appointed to the Board of Directors on February 24, 2006. The Class I directors have been recommended for nomination by the Company’s Nominating and Corporate Governance Committee and nominated by the Board of Directors for election at the Annual Meeting to serve for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2009 and until their respective successors shall be duly elected and qualified or until their earlier resignation or removal. Mr. Curnock Cook, Dr. Langer, Mr. Lingnau and Mr. Robin, have each accepted such nomination. The proxies will be voted, unless authority to do so is withheld, in favor of the four (4) Class I nominees recommended by the Board.

If any of the Class I director nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

Certain information regarding the Company’s directors and the director nominees is set forth below.

Name	Age	Position

Jeremy L. Curnock Cook(1)(2)	56	Director
Douglas Fambrough, Ph.D.(2)	37	Director
R. Scott Greer(1)	47	Chairperson of the Board
Dennis H. Langer, M.D., J.D.(3)	54	Director
Lutz Lingnau(3)	63	Director
James Niedel, M.D., Ph.D.(2)(3)	62	Director
Bryan Roberts, Ph.D.(1)(3)	39	Director
Howard W. Robin	53	Chief Executive Officer, President and Director

(1)	Member of the Audit Committee.

(2)	Member of the Nominating and Corporate Governance Committee.

(3)	Member of the Compensation Committee.

Nominees for Election as Class I Directors with Term Expiring 2009

Jeremy L. Curnock Cook has served as a director since July 1995. Mr. Curnock Cook is Executive Chairperson of Bioscience Managers Ltd., a corporate advisory company, and Non-Executive Chairperson of Targeted Genetics Corporation. He is also Chairperson of atugen AG, Chairperson of Millenium Biologix Corporation and a member of the boards of Inflazyme Pharmaceuticals, Ltd., Biocompatibles International plc and S.R. Pharma plc. He was a director of Rothschild Asset Management, an investment management company, where he was responsible for the Rothschild Bioscience Unit from 1987 until his retirement in 2000. Mr. Curnock Cook founded the International Biochemicals Group in 1975, which he subsequently sold to Royal Dutch Shell in 1985, remaining as Managing Director until 1987. Mr. Curnock Cook received an M.A. in Natural Sciences from Trinity College Dublin.

Dennis H. Langer, M.D., J.D. has served as a director since September 2005. Dr. Langer became Managing Partner of Phoenix IP Ventures (“Phoenix IPV”), a Philadelphia venture capital firm in August 2005. Prior to joining Phoenix IPV, he served as President, North America, of Dr. Reddy’s Laboratories Limited, a pharmaceutical company. From September 1994 to January 2004, Dr. Langer held several high-level positions at GlaxoSmithKline plc, a pharmaceutical company, and its predecessor, SmithKline Beecham, including most recently as Senior Vice President, Project and Portfolio Management of Research and Development from December 2000 to January 2004. Dr. Langer was also President and Chief Executive Officer of Neose Technologies, Inc. and held positions at G. D. Searle & Co., Abbott Laboratories and Eli Lilly & Co. Dr. Langer is a director of Myriad Genetics, Inc. and Cytogen Corporation, and is also a Clinical Professor at the Department of Psychiatry, Georgetown University School of Medicine. Dr. Langer holds a J.D. degree, cum laude, from Harvard Law School, an M.D. degree from Georgetown University School of Medicine and a B.A. degree in Biology from Columbia University.

Lutz Lingnau joined the Board in February 2006. Mr. Lingnau retired from Schering AG Group, Germany, in 2005 as a member of Schering AG’s Executive Board and as Vice Chairman, President and Chief Executive Officer of Schering Berlin, Inc., a U.S. subsidiary. Prior to his retirement, Mr. Lingnau was responsible for Schering AG’s worldwide specialized therapeutics and dermatology businesses. He joined Schering AG’s business trainee program in 1966. Throughout his career at Schering AG, he served in various capacities and in a number of subsidiaries in South America and the United States, including as President of Berlex Laboratories, Inc., from 1983 to 1985, as the Head of Worldwide Sales and Marketing in the Pharmaceutical Division of Schering AG, from 1985 to 1989, and as Chairman of Berlex Laboratories, Inc. from 1985 to 2005. Mr. Lingnau is currently a member of the Supervisory Board of LANXESS AG.

Howard W. Robin has served as Chief Executive Officer, President and director since July 2001. From January 2001 to June 2001, Mr. Robin was Chief Operating Officer, President and director. From 1991 to 2001, Mr. Robin was Corporate Vice President and General Manager at Berlex Laboratories, Inc., a subsidiary of Schering, AG, and from 1987 to 1991 he served as Vice President of Finance and Business Development and Chief Financial Officer. From 1984 to 1987, Mr. Robin was Director of Business Planning and Development at Berlex. He was a Senior Associate with Arthur Andersen & Co. prior to joining Berlex. Since February 2006, Mr. Robin has served as a member of the Board of Directors of Acologix. He received his BS in Accounting and Finance from Farleigh Dickinson University in 1974.

Continuing Class II Directors with Term Expiring in 2007

Douglas Fambrough, Ph.D. has served as a director since April 2003 and is a Partner with Oxford Bioscience Partners, specializing in investments in technology based drug discovery companies in Boston, Massachusetts. In addition to representing Oxford on the Company’s board, Dr. Fambrough also represents Oxford as a director of Solstice Neurosciences and Solexa, Inc. and as a board observer to the board of Cambrios Technologies Corp. Prior to joining Oxford in 1999, Dr. Fambrough spent ten years in academic research, most recently at the Whitehead/MIT Center for Genome Research. He graduated from Cornell University and obtained his Ph.D. in genetics from the University of California, Berkeley.

Bryan Roberts, Ph.D. has served as director since April 2003. He joined Venrock Associates in 1997 and is now a General Partner involved with the firm’s activities in healthcare, and is based in Menlo Park, California. Dr. Roberts currently serves on the board of Xenoport, Inc. and on the boards of several private companies. Prior to joining Venrock, Dr. Roberts worked at Kidder Peabody & Co., Inc. in corporate finance. Dr. Roberts received his Ph.D. in Chemistry and Chemical Biology at Harvard University and graduated from Dartmouth College, where he obtained a B.A. in Chemistry.

Nominees for Election as Class III Directors with Term Expiring in 2008

R. Scott Greer has served as a director since July 2003 and as Chairperson of the Board since February 2006. Mr. Greer is currently Managing Director of Numenor Ventures, LLC. Mr. Greer served as Chairperson of the Board of Abgenix, Inc., a biopharmaceutical company, from May 2000 to April 2006. Mr. Greer served as Chief Executive Officer of Abgenix from June 1996 to April 2002. Currently, he is also Chairman of Acologix, Inc., a privately-held biotechnology company. From 1991 to 1996, Mr. Greer held several senior positions with a gene therapy company,

Cell Genesys, Inc. including Senior Vice President of Corporate Development and Chief Financial Officer. From 1986 to 1991, Mr. Greer held various positions, including Director of Corporate Development, with Genetics Institute, Inc., a biotechnology firm. Mr. Greer received a B.A. in Economics from Whitman College, an M.B.A. from Harvard University and was a Certified Public Accountant.

James Niedel, M.D., Ph.D. has served as a director since April 2003 and as Chairperson of the Board between April 2003 and February 2006. He is a Managing Director at New Leaf Venture Partners, a spin-off of the Sprout Group, and focuses on its biopharmaceuticals efforts. He joined Sprout as a Venture Partner in May, 2002. Dr. Niedel currently sits on the board of directors of Sopherion Therapeutics, Tioga Pharmaceuticals and TolerRx.
Prior to joining Sprout, Dr. Niedel was Chief Science and Technology Officer for GlaxoSmithKline and from 1995 to 2001 he was a member of the board of directors of Glaxo Wellcome plc with responsibility for Global Research and Development, Information Technology and Product Strategy. From 1988 to 1995 he was VP Research and SVP R&D for the U.S. subsidiary of Glaxo. Before joining the pharmaceutical industry, Dr. Niedel was Professor of Medicine and Chief of the division of Clinical Pharmacology at Duke Medical School, where he had completed an Internal Medicine residency and a Hematology-Oncology fellowship. He received the M.D. and Ph.D. (Biochemistry) degrees from the University of Miami, was selected a Searle Scholar, and is a Fellow of the Royal College of Physicians (London).

There is no family relationship between any of our directors or executive officers.

Vote Required and Board of Directors’ Recommendation

The four (4) nominees receiving the highest number of affirmative votes of the shares voted at the meeting shall be elected to the Board of Directors. Proxies solicited by our Board of Directors will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 3 above.

The Board of Directors believes that the reelection of Mr. Curnock Cook and Mr. Robin and the election of Dr. Langer and Mr. Lingnau to the Company’s Board of Directors will promote the interests of the Company and its stockholders.

The Board of Directors recommends that the stockholders vote “FOR” the director nominees listed above.

CORPORATE GOVERNANCE

Board of Directors Independence

The Board of Directors has determined that a majority of the Board members are “independent” within the meaning of the listing standards of the Nasdaq National Market. The directors so determined to be independent include Mr. Curnock Cook, Dr. Fambrough, Mr. Greer, Dr. Langer, Mr. Lingnau, Dr. Niedel and Dr. Roberts.

Board of Directors and Committee Meetings

In 2005, there were seven meetings of the Board of Directors. During 2005, all directors attended seventy-five percent (75%) or more of the Company’s Board meetings and meetings of Board committees on which they served, or the portion thereof following such person’s appointment to the Board or such committee. The Company’s policy is to encourage incumbent directors and nominees to attend annual meetings of the Company’s stockholders. Five of the then six directors attended the 2005 Annual Meeting of Stockholders. The Board of Directors has standing Audit, Compensation and Nominating and Governance Committees to assist the Board of Directors in discharging its duties. Current copies of the charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee as well as the Board of Director Corporate Governance Guidelines can be found on the Company’s website at www.sirna.com. In addition, copies of these charters are available from the Company free of charge upon written request to Bharat M. Chowrira, Secretary, 185 Berry Street, Suite 6504, San Francisco, CA 94107.

Executive Sessions

Executive sessions of non-management directors are held at least two times a year. The sessions are scheduled and chaired by the Chairperson of the Board of Directors. Any non-management director can request that an additional executive session be scheduled.

Compensation Committee

The Compensation Committee consists of Dr. Langer (Chairperson), Mr. Lingnau, Dr. Niedel and Dr. Roberts. The Board has determined that each of the members of this Committee is an “independent director” defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986. The Compensation Committee met five times in 2005. The Compensation Committee’s responsibilities include:

•	reviewing and recommending for Board approval grants of options pursuant to the Company’s Stock Option Plans;

•	determining general guidelines for salaries and incentive compensation for the Company’s employees and consultants;

•	recommending compensation for executive officers for approval by the Board; and

•	reviewing and recommending director compensation for Board approval.

Audit Committee

The Audit Committee consists of Dr. Roberts (Chairperson), Mr. Curnock Cook and Mr. Greer. The Audit Committee met nine times in 2005. The Audit Committee approves the engagement of and the services to be performed by the Company’s independent registered public accounting firm, reviews the Company’s accounting principles and its system of internal accounting controls, and reviews existing and proposed Company related party transactions, if any.

The Board has determined that each of the members of this Committee is an “independent director” as defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. and also meets the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. In addition, the Board of Directors has determined that Mr. Greer is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

The Audit Committee oversees the Company’s Ethics Program, which presently includes the Company’s Code of Business Conduct and Ethics and a 24-hour toll-free hotline. The Code of Business Conduct and Ethics is available at www.sirna.com. The Audit Committee is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and expects the Company’s directors, as well as its officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising the Company’s Code of Business Conduct and Ethics. The Company has also established a Disclosure Subcommittee to assist the officers of the Company in fulfilling their responsibility for oversight of the accuracy and timeliness of the disclosures made by the Company.

Additional information regarding the Audit Committee and its members is contained in the “Audit Committee Report” following in this Proxy Statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Dr. Fambrough (Chairperson), Mr. Curnock Cook and Dr. Niedel. The Board has determined that each of the members of this Committee is an “independent director” as defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Nominating and Corporate Governance Committee met twice in 2005. The Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying, reviewing and recommending qualified director candidates to the Board;

•	reviewing qualifications of such candidates;

•	recommending to the Board for consideration such candidates for membership as a director;

•	filling vacancies that may arise from time to time;

•	evaluating Board and Committee performance;

•	reviewing and recommending a code of business conduct and ethics; and

•	reviewing and recommending a set of corporate governance principles.

Consideration of Director Nominees

Stockholder Nominees

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications.”

The Nominating and Corporate Governance Committee will consider suggestions of nominees from stockholders. Stockholders may recommend individuals for consideration by submitting the materials set forth below to the Company addressed to the Chairperson of the Nominating and Corporate Governance Committee at the Company’s address. To be timely, the written materials must be submitted within the time permitted for submission of a stockholder proposal for inclusion in the Company’s proxy statement for the subject annual meeting. For deadlines for the 2007 Annual Meeting, see “Stockholders’ Proposals” above.

The written materials must include: (1) all information relating to the individual recommended that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) the name(s) and address(es) of the stockholder(s) making the nomination and the amount of the Company’s securities that is owned beneficially and of record by such stockholder(s); (3) appropriate biographical information (including a business address and telephone number) and a statement as to the individual’s qualifications, with a focus on the criteria described below; (4) a representation that the stockholder is a holder of record of stock of the Company entitled to vote on the date of submission of such written materials; and (5) disclosure of any material interest of the stockholder in the nomination.

Director Qualifications

The Nominating and Corporate Governance Committee has established the following minimum criteria for evaluating prospective board candidates:

•	Reputation for integrity, strong moral character and adherence to high ethical standards.

•	Holds or has held a generally recognized position of leadership in community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment.

•	Demonstrated business acumen and experience, and ability to exercise sound business judgment and common sense in matters that relate to the current and long-term objectives of the Company.

•	Ability to read and understand basic financial statements and other financial information pertaining to the Company.

•	Commitment to understand the Company and its business, industry and strategic objectives.

•	Commitment and ability to regularly attend and participate in Board meetings, Board Committee meetings, stockholder meetings, and an appropriate number of meetings of other company boards on which the candidate serves as a director, subject to applicable SEC and Nasdaq National Market rules, in addition to an ability to generally fulfill all responsibilities as a director of the Company.

•	Willingness to represent and act in the interests of all stockholders of the Company rather than in the interests of a particular group.

•	Good health and ability to serve.

•	For prospective non-employee directors, independence under applicable SEC and Nasdaq National Market rules.

•	Absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee’s serving as a director.

•	Willingness to accept the nomination to serve as a director of the Company.

Other Factors for Potential Consideration

The Nominating and Corporate Governance Committee will also consider the following factors in connection with its evaluation of each prospective nominee:

•	Whether the prospective nominee will foster a diversity of skills and experiences.

•	Whether the nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an “audit committee financial expert” under applicable SEC and Nasdaq National Market rules.

•	The composition of the Board and whether the prospective nominee will add to or complement the Board’s existing strengths.

Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee initiates the review and recommendation process by preparing a slate of potential candidates who, based on their biographical information and other information available to the Nominating and Corporate Governance Committee, appear to meet the criteria specified above and/or who have specific qualities, skills or experience being sought (based on input from the full Board).

•	Outside Advisors. The Nominating and Corporate Governance Committee may engage a third-party search firm or other advisors to assist in identifying prospective nominees.

•	Nomination of Incumbent Directors. The re-nomination of existing directors should not be viewed as automatic but should be based on continuing qualification under the criteria set forth above. For incumbent directors standing for re-election, the Nominating and Corporate Governance Committee assesses the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company, the number of other company boards on which the individual serves, the composition of the Board at that time, and any changed circumstances affecting the individual director which may bear on his or her ability to continue to serve on the Board.

•	Management Directors. The number of officers or employees of the Company serving at any time on the Board should be limited such that, at all times, a majority of the directors is “independent” under applicable SEC and Nasdaq National Market rules.

After reviewing appropriate biographical information and qualifications, first-time candidates will be interviewed by at least one member of the Nominating and Corporate Governance Committee and by the Chief Executive Officer. Upon completion of the above procedures, the Nominating and Corporate Governance Committee shall determine the list of potential candidates to be recommended to the full Board for nomination at the annual meeting. The Board of Directors will select the slate of nominees only from candidates identified, screened and approved by the Nominating and Corporate Governance Committee.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all employees, officers and Board members. A copy of the Code is available on the Company’s website at www.sirna.com and, along with the charters for the Company’s Board committees, may be obtained upon request, without charge, by writing to Sirna Therapeutics, Inc., Attn: Secretary, 185 Berry Street, Suite 6504, San Francisco, CA 94107. Amendments to the Code and any waivers from provisions of the Code requiring disclosure under applicable Securities and Exchange Commission and Nasdaq National Market rules will be disclosed on the Company’s website.

Communications with the Board

Individuals may communicate with the Board by submitting postal mail to the Company’s Board at the address below to the attention of the Secretary. Such communications will be available to all members of the Board. Communications that are intended specifically for non-management directors should be sent to the address below to the attention of the Chairperson of the Nominating and Corporate Governance Committee and will be delivered unopened.

Sirna Therapeutics, Inc.
Board of Directors
185 Berry Street, Suite 6504
San Francisco, CA 94107

Compensation of Directors

In fiscal 2005, the Compensation Committee recommended, and the Board approved, amendments to the Company’s compensation arrangements for the Company’s non-employee Directors. Under the amended compensation arrangements, each non-employee member of the Board will receive (i) a yearly cash retainer of $20,000 for each year of service on the Board, which payment may, at the director’s option, be received as a fully-vested option to purchase shares of the Company’s common stock with a face value of $60,000; (ii) a meeting fee of $1,000 for each Board or committee meeting attended in person and $500 for each Board or committee meeting attended by telephone, with the exception that directors who participate in Audit Committee meetings by telephone shall be paid $1,000 for each meeting so attended; (iii) an initial option upon joining the Board to purchase 30,000 shares of the Company’s common stock, vesting monthly over the first two years of service; and (iv) an option to purchase 10,000 shares of the Company’s common stock granted on each anniversary of continued service on the Board, vesting monthly over one year.

The amended compensation plan also provides that a director serving as a chairperson of a committee of the Board shall receive an additional yearly cash retainer of $10,000, with the exception that a director serving as chairperson of the Board or of the Audit Committee shall receive $15,000.

A director may elect to convert an annual retainer and/or any additional retainer for service as a chairperson into a fully-vested option to purchase shares of the Company’s common stock with a face value of three times the amount of the yearly payment to be made.

Additionally, the amended compensation plan provides for acceleration of outstanding options held by directors in certain circumstances, including death or permanent disability, change in control of the Company, or if the director’s service on the Board is terminated without cause.

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS OF THE
SIRNA THERAPEUTICS, INC. 2005
PERFORMANCE INCENTIVE PLAN

General

At the Annual Meeting, stockholders will be asked to approve amendments of the Sirna Therapeutics, Inc. 2005 Performance Incentive Plan (the “2005 Plan”), which would increase the number of shares of the Company’s common stock available for award grants under the 2005 Plan by an additional 2,000,000 shares. The proposed amendments would also increase the limit on the number of shares that may be delivered pursuant to “incentive stock options” by 2,000,000 shares. These amendments were adopted, subject to stockholder approval, by our Board of Directors on February 22, 2006.

The Company believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans like the proposed 2005 Plan are an important tool to attract, retain and motivate participants in the plan.

As of March 15, 2006, a total of 1,403,598 shares of the Company’s common stock were then subject to outstanding options granted under the 2005 Plan, and an additional 2,711,673 shares of the Company’s common stock were then available for new award grants under the 2005 Plan. Our Board of Directors approved the additional share authority requested under the 2005 Plan based, in part, on a belief that the number of shares currently available under the 2005 Plan does not give the Company sufficient flexibility to adequately provide for future incentives. The Company will continue to have the authority to grant awards under the 2005 Plan, within the existing 2005 Plan limits, if stockholders do not approve this 2005 Plan proposal.

Summary Description of the 2005 Performance Incentive Plan

The principal terms of the 2005 Plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the 2005 Plan, which appears as Annex A to this Proxy Statement.

Purpose.  The purpose of the 2005 Plan is to promote the success of the Company and the interests of our stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company. Equity-based awards are also intended to align further the interests of award recipients and our stockholders.

Administration.  Our Board of Directors and the Compensation Committee administers the 2005 Plan. Our Board of Directors has delegated general administrative authority for the 2005 Plan to the Compensation Committee. The Compensation Committee may delegate some or all of its authority with respect to the 2005 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of the Company. The appropriate acting body, be it the Board of Directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”.

The Administrator has broad authority under the 2005 Plan with respect to award grants including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive;

•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding awards, subject to any required consents;

•	to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	subject to the other provisions of the 2005 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•	to allow the purchase price of an award or shares of the Company’s common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company’s common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice in third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing.  In no case (except due to an adjustment to reflect a stock split, reverse stock split, or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2005 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award.

Eligibility.  Persons eligible to receive awards under the 2005 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately seventy officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), and each of the Company’s seven non-employee directors, are considered eligible under the 2005 Plan.

Authorized Shares; Limits on Awards.  As of March 15, 2006, the maximum number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the 2005 Plan equals the sum of (1) 3,749,745 shares, plus (2) the number of any shares subject to options granted under the Company’s 2001 Stock Option Plan (the “2001 Plan”) and (3) the number of any shares subject to options granted under the Company’s 1996 Stock Option Plan (the “1996 Plan”), which expire, or for any reason are cancelled or terminated after the 2005 Annual Meeting. As of March 15, 2006, 174,158 shares were subject to options then outstanding under the 1996 Plan, 4,862,358 shares were subject to options then outstanding under the 2001 Plan and 1,403,598 shares were subject to options then outstanding under the 2005 Plan. If stockholders approve this proposal, the number of shares available for award grant purposes under the 2005 Plan will be increased by an additional 2,000,000 shares.

The following other limits are also contained in the 2005 Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 3,000,000 shares. If stockholders approve the 2005 Plan proposal, this limit will be increased to 5,000,000 shares.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 750,000 shares.

•	“Performance-Based Awards” under Section 5.2 of the 2005 Plan payable only in cash and not related to shares and granted to a participant in any one calendar year will not provide for payment of more than $1,000,000.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2005 Plan. If shares are delivered with respect to a dividend equivalent right, stock appreciation right, or other award, only the actual number of shares delivered with respect to the award will be counted against the share limits of the 2005 Plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, forfeited, fail to vest, or for any other reason are not paid or delivered under the 2005 Plan will again be available for subsequent awards under the 2005 Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award under the 2005 Plan or the 2001 Plan (with respect to such payment in connection with any award under the 2001 Plan, only to the extent such transaction occurs after the 2005 Annual Meeting), as well as any shares exchanged by a participant or withheld by the Company or one of its subsidiaries to satisfy the tax withholding obligations related to any award under the 2005 Plan or the 2001 Plan (with respect to such exchange or withholding in connection with any award under the 2001 Plan, only to the extent such transaction occurs after the 2005 Annual Meeting), will be available for subsequent awards under the 2005 Plan. In addition, the 2005 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2005 Plan.

Types of Awards.  The 2005 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in the Company’s common stock or units of the Company’s common stock, as well as cash bonus awards pursuant to Section 5.2 of the 2005 Plan. The 2005 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. The per share exercise price of an option will be determined by the Administrator at the time of grant of the option and, with respect to an incentive stock option only, may not be less than the fair market value of a share of the Company’s common stock on the date of grant. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2005 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2005 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of the Company’s common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

Other types of awards that may be granted under the 2005 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards granted consistent with Section 5.2 of the 2005 Plan as described below.

Performance-Based Awards.  The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code (“Performance-Based Awards”). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2005 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose may include, but is not limited to, one or more of the following: preclinical or results or partnerships, earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Deferrals.  The Administrator may provide for the deferred payment of awards and may determine the other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Possible Acceleration of Awards; Early Termination of Awards.  Generally, the Administrator has the discretion to provide that awards then-outstanding under the 2005 Plan will become fully vested or paid, as applicable, upon or in connection with the dissolution of the Company, a merger, reorganization, combination, recapitalization or other similar event that the Company does not survive (or does not survive as a public company in respect of its common stock), or in connection with such change in control circumstances as the Administrator may provide. Unless the Administrator provides otherwise, upon the occurrence of a dissolution of the Company or a merger, reorganization, combination, recapitalization or other similar event that the Company does not survive (or does not survive as a public company in respect of its common stock), then-outstanding awards will terminate.

Transfer Restrictions.  Subject to certain exceptions contained in Section 5.7 of the 2005 Plan, awards under the 2005 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws.

Adjustments.  As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2005 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority.  The 2005 Plan does not limit the authority of the Board of Directors or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Termination of or Changes to the 2005 Plan.  The Board of Directors may amend or terminate the 2005 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2005 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2005 Plan will terminate on April 21, 2015. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2005 Plan

The U.S. federal income tax consequences of the 2005 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2005 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2005 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2005 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code and certain related excise taxes may be triggered. Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the Company in certain circumstances.

Specific Benefits under the 2005 Performance Incentive Plan

The Company has not approved any awards that are conditioned upon stockholder approval of the 2005 Plan proposal. The number, amount and type of awards to be received by or allocated to eligible persons in the future under the 2005 Plan cannot be determined at this time. If the share increase reflected in this 2005 proposal had been in effect in fiscal 2005, the Company expects that its award grants for fiscal 2005 would not have been substantially different from those actually made in that year under the 2005 Plan. For information regarding stock-based awards granted to the Company’s named executive officers during fiscal 2005, see the material under the heading “Executive Compensation Plan Information” below.

The closing market price for a share of the Company’s common stock as of March 15, 2006 was $7.02 per share.

Aggregate Past Grants Under the 2005 Performance Incentive Plan

As of March 15, 2006, options and awards covering 1,536,426 shares of the Company’s common stock had been granted under the 2005 Plan. The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and option holdings as of that date.

		Number of	Number of
	Number of Shares	Shares Acquired	Shares Acquired
	Subject to	on Exercise	Pursuant to	Number of Shares Underlying Options as of March 15, 2006
Name and Position	Past Awards(2)	of Options	Stock Awards	Exercisable	Unexercisable

Executive Group:
Howard W. Robin	63,833	—	13,833	—	50,000
Chief Executive Officer, President and Director(1)
Bharat M. Chowrira, Ph.D., J.D.	37,411	—	7,411	—	30,000
Chief Patent Counsel, Vice President, Legal Affairs, and Corporate Secretary
J. Michael French	323,201	—	8,201	—	315,000
Senior Vice President for Corporate Development
Roberto Guerciolini, M.D.	44,683	—	9,683	—	35,000
Chief Medical Officer and Senior Vice President
Barry A. Polisky	42,509	—	7,509	—	35,000
Chief Scientific Officer and Senior Vice President
Gregory L. Weaver	300,000	—	—	—	300,000
Chief Financial Officer and Senior Vice President
Total for Executive Group	811,637	—	46,637	—	765,000
Non-Executive Director Group:
Dennis H. Langer, M.D., J.D.(1)	46,348	—	—	23,848	22,500
Lutz Lingnau(1)	30,000	—	—	—	30,000
Total for Non-Executive Director Group	76,348	—	—	23,848	52,500
Each other person who has received 5% or more of the options:
Kathryn Prickett	79,882	—	4,882	—	75,000
Senior Director, Business Development
John Schembri	100,000	—	—	—	100,000
Vice President and Controller
Total for each other person who has received 5% or more of the options	179,882	—	4,882	—	175,000
All employees, including all current officers who are not executive officers or directors, as a group	546,191	—	83,191	—	460,000
Total	1,536,426	—	129,828	126,098	1,277,500

(1)	Mr. Robin is a nominee for reelection and each of Dr. Langer and Mr. Lingnau is a nominee for election as a director at the 2006 Annual Meeting.

(2)	Includes 1,406,598 of stock options granted and 129,828 of stock awards issued, in total.

EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains three equity compensation plans: the 2005 Plan, the 2001 Plan and the Company’s 1996 Employee Stock Purchase Plan (the “ESPP”). Each of these plans has been approved by the Company’s stockholders. Stockholders are also being asked to approve amendments to the 2005 Plan that would increase the share limit of the 2005 Plan, as described above.

The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of common stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of March 15, 2006.

Number of Shares of
Common Stock
Remaining Available
for Future Issuance
	Number of Shares of			Under Equity
	Common Stock to be			Compensation Plans
	Issued Upon		Weighted-Average	(Excluding Shares
	Exercise of		Exercise Price of	Reflected in the
Plan Category	Outstanding Options		Outstanding Options	First Column)

Equity compensation plans approved by stockholders	6,440,114	(1)	$4.25	3,208,081	(2)
Equity compensation plans not approved by stockholders	N/A		N/A	N/A
Total	6,440,114		$4.25	3,208,081

(1)	Of these shares, 1,403,598 were subject to stock options outstanding under the 2005 Plan, 4,862,358 were subject to stock options outstanding under the 2001 Plan and 174,158 were subject to stock options outstanding under the 1996 Plan.

(2)	Of the aggregate number of shares that remained available for future issuance, 2,711,673 were available under the 2005 Plan, and 496,408 were available under the ESPP. No new awards may be granted under the 2001 Plan or the 1996 Plan. The shares available under the 2005 Plan are, subject to certain other limits under that plan, generally available for any type of award authorized under the 2005 Plan including stock options, stock appreciation rights, restricted stock, stock bonuses, and performance shares. This table does not reflect the 2,000,000 additional shares that will be available under the 2005 Plan if stockholders approve the 2005 Plan proposal.

Vote Required for Approval of the Amendments to the 2005 Performance Incentive Plan

The Board of Directors believes that the proposed amendments to the 2005 Plan will promote the interests of the Company and its stockholders and will help the Company and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

All members of the Board of Directors are eligible for awards under the 2005 Plan and thus have a personal interest in the approval of the 2005 Plan proposal.

Proxies solicited by our Board of Directors will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 2. Because Proposal No. 2 concerns approval of an increase in the number of shares available under an equity compensation plan, New York Stock Exchange Rules prohibit discretionary voting for shares held of record by NYSE-licensed brokers in the case of any broker “non-votes” with respect to such proposal.

Approval of the 2005 Plan proposal requires the affirmative vote of a majority of the common stock present, or represented, and entitled to vote at the Annual Meeting.

The Board of Directors recommends that the stockholders vote “FOR” the approval of the amendments to the 2005 Performance Incentive Plan as described above and set forth in Annex A hereto.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. At the Annual Meeting, stockholders will be asked to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders. Such representatives of Ernst & Young LLP will also have the opportunity to make a statement if they desire to do so.

Audit Fees

The following table sets forth the aggregate fees billed by Ernst & Young LLP for the following services during fiscal 2005 and fiscal 2004:

	2005	2004

Audit Fees(a)	$180,239	$166,219
Audit Related Fees(b)	$19,110	$18,000
Tax Fees(c)	—	—
All Other Fees	$1,622	—

(a)	Audit Fees. Consist of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports; statutory audits or financial audits for subsidiaries or affiliates of the Company; services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings; consultation concerning accounting or disclosure treatment of transactions or events and actual or potential impact of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Board, or other regulatory or standard setting bodies; and assistance with and review of documents provided to the SEC in responding to SEC comments.

(b)	Audit-Related Fees. Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include financial statement audits of employee benefit plans, internal control reviews and assistance with internal controls reporting requirements.

(c)	Tax Fees. Consist of preparing the Company’s federal and state tax returns.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services performed by the independent registered public accounting firm, and the fees paid by the Company for such services, in order to assure that the provision of such services does not impair the auditor’s independence. Under the policy, at the end of the previous fiscal year the Audit Committee pre-approves audit services, audit-related services and tax services for the next fiscal year. Pre-approval is detailed as to the particular service or category of services, and the Audit Committee periodically reviews the list of pre-approved services. All other services, as well as any other audit services, audit-related services or tax services not pre-approved by the Audit Committee, must be separately pre-approved by the Audit Committee.

Pre-approved fee levels for all pre-approved services are established periodically by the Audit Committee. The Audit Committee periodically reviews fees incurred to date for pre-approved services. Any proposed services exceeding the pre-approved fee levels require further pre-approval by the Audit Committee. With respect to each service for which separate pre-approval is proposed, the independent registered public accounting firm will provide a detailed description of the services to permit the Audit Committee to assess the impact of the services on the independence of the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members and has delegated such authority to the Chairperson of the Audit Committee. The Audit Committee member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at the next scheduled meeting. The Audit Committee does not delegate its pre-approval responsibilities to management of the Company.

During the last fiscal year, no services were provided by Ernst & Young LLP that were approved by the Audit Committee pursuant to the de minimis exception to pre-approval contained in the SEC’s rules.

The Audit Committee of the Board has considered whether provision of the services described in sections (b) and (c) of “Audit Fees” above is compatible with maintaining the independent registered public accounting firm’s independence and has determined that such services have not adversely affected Ernst & Young LLP’s independence.

Vote Required and Board of Directors’ Recommendation

Although it is not required to do so, the Board of Directors is submitting the Audit Committee’s appointment of the Company’s independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such selection. The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the Annual Meeting will be required to approve this proposal. Whether the proposal is approved or defeated, the Audit Committee may reconsider its selection. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 2.

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2006.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table summarizes the compensation paid to or earned by the Company’s Chief Executive Officer and the four other most highly compensated executive officers whose annual compensation exceeded $100,000 in fiscal 2005 (the “Named Executive Officers”).

Summary Compensation Table

						Long-Term Compensation
	Annual Compensation					Shares
				Other		Underlying
				Annual		Options	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)†	Comp. ($)		Granted (#)*	Comp. ($)(1)

Howard W. Robin	2005	$358,110	$70,000	$135,776	(2)	50,000	$—
Chief Executive Officer,	2004	358,110	82,365	135,776	(2)	40,000	—
President and Director	2003	351,051	103,500	135,776	(2)	1,434,166	—
Roberto Guerciolini, M.D.	2005	$300,000	$49,000	$45,178	(4)	28,000	$9,000
Chief Medical Officer and	2004	217,115	60,000	345,632	(4)	300,000	4,925
Senior Vice President(3)	2003	—	—	—		—	—
Barry A. Polisky	2005	$231,058	$38,000	$49,245	(6)	40,000	$8,444
Chief Scientific Officer and	2004	231,058	53,144	49,245	(6)	20,000	8,000
Senior Vice President(5)	2003	222,600	55,650	49,245	(6)	291,666	6,999
Bharat M. Chowrira	2005	$220,500	$37,500	$173,845	(7)	40,000	$3,252
Chief Patent Counsel,	2004	220,500	41,895	35,829	(7)	20,000	6,501
Vice President, Legal Affairs, and	2003	210,000	52,500	34,829	(7)	250,000	5,997
Corporate Secretary
J. Michael French	2005	$125,702	$41,500	$—		300,000	$1,594
Senior Vice President,	2004	—	—	—		—	—
Corporate Development(8)	2003	—	—	—		—	—

*	All option grant amounts reflect a reverse split ratio of one-for-six, effected April 16, 2003.

†	Bonuses, which are awarded for and accrued in the year noted, are paid in the subsequent year. 2005 bonuses were settled in 2006 through the distribution of equivalent shares of the Company’s common stock, assuming a value of $5.06 per share, which was the closing price per share of the Company’s common stock on February 21, 2006, the grant date.

(1)	Represents the dollar value of matching contributions in Sirna Therapeutics, Inc. common stock made by the Company under the 401(k) Savings Plan.

(2)	Includes (a) $80,000 for partial forgiveness of a loan, and (b) $55,776 for taxes related to the partial forgiveness of the loan in each of 2005, 2004 and 2003.

(3)	Dr. Guerciolini joined the Company on April 12, 2004.

(4)	Includes for 2005: (a) reimbursement of $24,262 of relocation expenses and; (b) $18,916 for taxes related to relocation. Includes for 2004: (a) reimbursement of $202,395 of relocation expenses and; (b) $141,112 for taxes related to relocation.

(5)	Dr. Polisky joined the Company on June 17, 2002. He was promoted to Chief Scientific Officer and Senior Vice President of Research on March 17, 2005.

(6)	Includes: (a) $30,000 for forgiveness of a loan; and (b) $19,245 for taxes related to the partial forgiveness of the loan in each of 2005, 2004 and 2003.

(7)	Includes for 2005: (a) $20,000 for partial forgiveness of a loan; (b) $14,368 for taxes related to the partial forgiveness of the loan; (c) reimbursement of $78,373 of relocation expenses and (d) $61,104 for taxes related to relocation. Includes for 2004: (a) $20,000 for partial forgiveness of a loan and (b) $12,829 for taxes related to the forgiveness of the loan. Includes for 2003: (a) $22,000 for partial forgiveness of a loan, and (b) $12,829 for taxes related to the forgiveness of the loan.

(8)	Mr. French joined the Company on July 5, 2005.

The foregoing compensation table does not include certain fringe benefits made available on a non-discriminatory basis to all of the Company’s employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company may make available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The Company did not include in the table the aggregate value of such benefits in the case of the executive officers, which cannot be precisely ascertained but which is the lesser of either $50,000 or 10% of the total annual salary and bonus paid to each such executive officer.

Option Grants Table

The following table contains information about stock options granted to each of the Named Executive Officers during 2005 under the Company’s stock option plan. The exercise price of each option was equal to the fair market value of the common stock on the date of the option grant as determined by the Board of Directors. The options are granted for a term of ten years, subject to earlier termination if employment is terminated. In 2005, the Company granted options representing an aggregate of 1,013,998 shares of the Company’s common stock to employees and directors, including the Named Executive Officers.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable
	Number of	% of Total			Value at
	Shares	Options			Annual Rate of Stock
	Underlying	Granted	Exercise		Price Appreciation
	Options	to Employees	Price	Expiration	for Option Term(1)
	Granted (#)	in 2005	($/Share)	Date	5% ($)	10% ($)

Howard W. Robin	50,000	4.9%	$3.07	Feb-03-2015	$96,535	$244,639
Roberto Guerciolini	28,000	2.8%	$3.07	Feb-03-2015	$54,060	$136,998
Barry A. Polisky	40,000	3.9%	$3.07	Feb-03-2015	$77,228	$195,712
Bharat M. Chowrira	40,000	3.9%	$3.07	Feb-03-2015	$77,228	$195,712
J. Michael French	300,000	29.6%	$1.62	Jul-05-2015	$305,643	$774,559

(1)	Amounts reported in these columns show hypothetical gains that may be realized upon exercise of the options, assuming the market price of common stock appreciates at the specified annual rates of appreciation, compounded annually over the term of the options. These numbers are calculated based upon rules promulgated by the SEC. Actual gains, if any, depend on the future performance of common stock and overall market conditions.

Aggregated Option Exercises and Fiscal Year-End Option Values

The following table contains information about the stock options exercised in 2005 and the number and value of stock options held by each Named Executive Officer as of December 31, 2005. A stock option is “in-the-money” if the closing market price of common stock exceeds the exercise price of the stock option. The value of “in-the-money” unexercised stock options set forth in the table represents the difference between the exercise price of these options and the closing sales price of the common stock on December 30, 2005, the last trading day of the Company’s 2005 fiscal year, as reported by the Nasdaq National Market ($3.03 per share).

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Number of
			Securities Underlying	Value of Unexercised
	Shares		Unexercised Options	In-the-Money Options
	Acquired On	Value	at December 31, 2005 (#)	at December 31, 2005 ($)
Name	Exercise (#)	Realized ($)(1)	Exercisable/Unexercisable	Exercisable/Unexercisable

Howard W. Robin	—	—	909,936/741,235	$725,974/$627,301
Roberto Guerciolini	—	—	130,833/197,167	$ —/$—
Barry A. Polisky	—	—	232,153/145,346	$183,759/$91,390
Bharat M.Chowrira	—	—	205,599/128,003	$157,926/$78,473
J. Michael French	—	—	—/300,000	$ —/$423,000

(1)	Value realized is the difference between the exercise price and the closing market price of the common stock on the day of exercise.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the shares of our common stock beneficially owned by (1) each of our directors (including the director nominees), (2) our Chief Executive Officer and each of the Named Executive Officers, (3) all of our directors and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding stock. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of March 15, 2006.

	Number of Shares	Percentage of
Name and Address	Beneficially Owned(1)	Shares Outstanding(2)

Credit Suisse (Sprout Group)(3)	18,353,127	28.7%
11 Madison Avenue, 26th Floor New York, New York 10010
Heartland Advisors, Inc. and William J. Nasgovitz(4)	9,733,860	15.7%
789 North Water Street Milwaukee, WI 53202
Oxford Bioscience Partners(5)	7,215,682	11.7%
222 Berkeley Street, Suite 1650 Boston, Massachusetts 02116
Venrock Associates(6)	6,686,231	10.8%
30 Rockefeller Plaza, Suite 5508 New York, New York 10112
James Niedel(3)	18,898,721	29.5%
Douglas Fambrough(5)	7,290,682	11.8%
Bryan Roberts(6)	6,761,463	10.9%
R. Scott Greer(7)	195,096	*
Jeremy L. Curnock Cook(8)	81,666	*
Dennis H. Langer(9)	26,348	*
Lutz Lingnau(10)	4,500	*
Howard W. Robin(11)	1,039,128	1.7%
Bharat M. Chowrira(12)	251,487	*
J. Michael French(13)	9,298	*
Roberto Guerciolini(14)	197,045	*
Barry A. Polisky(15)	276,663	*
Current executive officers and directors as a group (13 persons)(16)	35,032,097	50.7%

*	Less than 1%.

(1)	Shares are considered beneficially owned, for purposes of this table, only if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. Except as described above, the business address for each of the Company’s directors and officers listed in the table is 185 Berry Street, Suite 6504, San Francisco, California 94107.

(2)	Applicable percentages are based on 60,414,901 shares of common stock outstanding on March 15, 2006, adjusted as required by SEC rules.

(3)	The Company has been advised by the Sprout Group (“Sprout”) of the share ownership of Sprout and related parties as of March 15, 2006 as follows. Credit Suisse, a Swiss bank (the “Bank”) may be deemed the “beneficial owner” of 18,353,127 shares, consisting of (i) 14,132,739 shares of common stock held directly by Sprout Capital IX, L.P. (“Sprout IX”), (ii) 55,697 shares of common stock held directly by Sprout Entrepreneurs Fund, L.P. (“Sprout Entrepreneurs”), (iii) 652,658 shares of common stock held directly by Sprout IX Plan Investors, L.P. (“Plan Investors”), (iv) 30,976 shares of common stock held by DLJ Capital Corporation

(“DLJCC”), (v) 3,308,010 shares of common stock issuable under an exchange warrant, which are exercisable within 60 days of March 15, 2006, held directly by Sprout IX, (vi) 13,035 shares of common stock issuable under an exchange warrant, which are exercisable within 60 days of March 15, 2006, held directly by Sprout Entrepreneurs, (vii) 152,763 shares of common stock issuable under an exchange warrant, which are exercisable within 60 days of March 15, 2006, held directly by Plan Investors, and (viii) 7,249 shares of common stock issuable under an exchange warrant, which are exercisable within 60 days of March 15, 2006, held directly by DLJCC. The sole power to vote or direct the vote of, and sole power to dispose or to direct the disposition of 18,353,127 shares of the common stock is held by the Bank. The address of the Bank’s principal business and office is Uetlibergstrasse 231, P.O. Box 900, CH 8070 Zurich, Switzerland and the Bank’s principal business and office in the United States is 11 Madison Avenue, New York, New York 10010. The Bank owns directly a majority of the voting stock, and all of the non-voting stock, of Credit Suisse Credit Suisse Holdings (USA), Inc. (“CSI”), a Delaware corporation. CSI owns all of the voting stock of Credit Suisse (USA), Inc., a Delaware corporation and holding company (“CS-USA”). Sprout IX, Sprout Entrepreneurs and Plan Investors are Delaware limited partnerships. DLJ Capital Corporation (“DLJCC”), a wholly owned subsidiary of CS-USA, is the general partner of Sprout Entrepreneurs and the managing general partner of Sprout IX, and, as such, is responsible for their day-to-day management. DLJCC makes all of the investment decisions on behalf of Sprout IX and Sprout Entrepreneurs. In addition, share ownership for Dr. James Niedel, one of our directors and a Managing Director of a sub-investment advisor to DLJCC as well as a limited partner of a general partner of Sprout IX, includes 381,336 shares of common stock, 89,258 shares of common stock issuable upon the exercise of warrants, which are exercisable within 60 days of March 15, 2006, and options to purchase 75,000 shares exercisable within 60 days of March 15, 2006. Except for shares he holds directly and to the extent of his pecuniary interest therein, Dr. Niedel expressly disclaims beneficial ownership of the shares held by Sprout.

(4)	Share ownership for Heartland Advisors, Inc. (“Heartland”) and Mr. William J. Nasgovitz is given as of December 31, 2005, and was obtained from a Schedule 13G, filed on February 3, 2006 with the Securities and Exchange Commission. According to the Schedule 13G, Heartland and Mr. Nasgovitz have shared voting power over 8,087,830 shares and shared dispositive power over 8,293,860 shares. Such shares may be deemed beneficially owned by (a) Heartland, a registered investment advisor, and (b) Mr. Nasgovitz, President and principal stockholder of Heartland. Mr. Nasgovitz’s position as President and his stock ownership of Heartland could be deemed as conferring upon him voting and/or investment power over the shares Heartland beneficially owns. In addition, amount includes 1,440,000 shares of common stock issuable upon the exercise of warrants. Heartland and Mr. Nasgovitz disclaim beneficial ownership of such shares.

(5)	The Company has been advised by Oxford Bioscience Partners (“Oxford”) of the share ownership of Oxford and related parties as of March 15, 2006 as follows. Oxford Bioscience Partners IV L.P. (“Oxford IV”) and mRNA Fund II L.P. (“mRNA II”) (collectively, the “Funds”); OBP Management IV L.P. (“OBP IV”) which is the sole general partner of the Funds; and Jeffrey T. Barnes (“Barnes”), Mark P. Carthy (“Carthy”), Jonathan J. Fleming (“Fleming”), Michael E. Lytton (“Lytton”) and Alan G. Walton (“Walton”), who are the general partners of OBP IV (the “Oxford Entities”), are members of a group deemed the “beneficial owner” of the Company’s shares of common stock. Oxford IV holds 5,807,127 shares of the common stock, 1,336,875 shares of common stock issuable upon the exercise of warrants, which warrants are exercisable within 60 days of March 15, 2006. mRNA II holds 58,267 shares of common stock and 13,413 shares of common stock issuable under an Exchange Warrant, which is exercisable within 60 days of March 15, 2006. Collectively, the Oxford Entities beneficially own 7,215,682 shares of common stock and each have shared voting and dispositive power over such shares. Oxford IV, OBP IV, Barnes, Carthy, Fleming, Lytton and Walton expressly disclaim beneficial ownership of the shares that mRNA II acquired and mRNA II, OBP IV, Barnes, Carthy, Fleming, Lytton and Walton expressly disclaim beneficial ownership of the shares that Oxford IV acquired, except to the extent of their indirect pecuniary interest therein. In addition, share ownership by Dr. Douglas Fambrough includes options to purchase 75,000 shares exercisable within 60 days of March 15, 2006. Dr. Fambrough is one of our directors and a partner of Oxford and expressly disclaims beneficial ownership of the shares held by Oxford IV and mRNA II except to the extent of his pecuniary interest therein arising from his general partnership interests therein.

(6)	The Company has been advised by Venrock Associates of the share ownership of Venrock Associates and related parties as of March 15, 2006 as follows. Venrock Associates, Venrock Associates III, L.P., Venrock Entrepreneurs Fund III, L.P., VEF Management III, LLC and Venrock Management III, LLC (the “Venrock Entities”) are members of a group deemed the “beneficial owner” of the Company’s shares of common stock. Venrock Associates holds 908,783 shares of common stock and warrants to purchase 294,771 shares of common stock in aggregate that are exercisable within 60 days of March 15, 2006. Venrock Associates III, L.P. holds 4,038,821 shares of common stock and warrants to purchase 1,310,093 shares of common stock in aggregate that are exercisable within 60 days of March 15, 2006. Venrock Entrepreneurs Fund III, L.P. holds 101,005 shares of common stock and warrants to purchase 32,751 shares of common stock in aggregate that are exercisable within 60 days of March 15, 2006. VEF Management III, LLC and Venrock Management III, LLC together hold 7 shares of common stock. Collectively, the Venrock Entities beneficially own 6,686,231 shares of common stock and each have shared voting and dispositive power over such shares. In addition, share ownership of Dr. Bryan Roberts includes 232 shares of common stock and options to purchase 75,000 shares exercisable within 60 days of March 15, 2006. Dr. Roberts is one of our directors and a General Partner of Venrock Associates and a Member of Venrock Management III, LLC and VEF Management III, LLC, which is the General Partner of Venrock Associates III, L.P. and Venrock Entrepreneurs Fund III, L.P., respectively. He expressly disclaims beneficial ownership of the shares held by Venrock Entities except to the extent of his pecuniary interest therein arising from his general partnership or member interests therein.

(7)	Includes 13,500 shares of common stock issuable upon the exercise of warrants, which warrants are exercisable within 60 days of March 15, 2006, and options to purchase 75,000 shares which are exercisable within 60 days of March 15, 2006.

(8)	Includes options to purchase 81,666 shares exercisable within 60 days of March 15, 2006.

(9)	Includes options to purchase 26,348 shares exercisable within 60 days of March 15, 2006.

(10)	Includes options to purchase 2,500 shares exercisable within 60 days of March 15, 2006.

(11)	Includes options to purchase 1,016,170 shares exercisable within 60 days of March 15, 2006.

(12)	Includes options to purchase 233,514 shares exercisable within 60 days of March 15, 2006.

(13)	Includes options to purchase 625 shares exercisable within 60 days of March 15, 2006.

(14)	Includes options to purchase 166,456 shares exercisable within 60 days of March 15, 2006.

(15)	Includes options to purchase 263,748 shares exercisable within 60 days of March 15, 2006.

(16)	Includes 6,571,718 shares of common stock issuable upon the exercise of warrants, which warrants are exercisable within 60 days of March 15, 2006, and options to purchase 2,091,027 shares which are exercisable within 60 days of March 15, 2006.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Howard W. Robin, our Chief Executive Officer and President, amended his employment agreement with the Company on February 11, 2003 which became effective upon the consummation of our private placement financing on April 21, 2003.

Pursuant to the employment agreement, as amended, he is entitled to the following:

•	an annual base salary ($400,000, effective February 1, 2006) subject to increase at the discretion of the Board of Directors;

•	annual bonuses of up to 30% of his then current base salary;

•	stock options for common stock as reflected in the tables elsewhere in this proxy statement;

•	employee benefits, including term life insurance in the amount of $500,000;

•	pursuant to his employment agreement with the Company dated January 4, 2001, as amended, the $400,000 interest-free loan he previously received from the Company will be forgiven over a specified period of time

($400,000 of the loan has been forgiven as of March 15, 2006) and the Company also shall make a “gross-up” payment to Mr. Robin equal to his tax liability associated with such forgiveness;

•	upon a termination “without cause” or his leaving “for good reason,” 50% of his unvested stock options shall vest, the outstanding balance of the interest-free loan shall be forgiven and the Company shall pay him the “gross-up” payment; he shall receive his base salary plus a bonus for twelve (12) months after termination, subject to (a) increase if there is a change of control of the Company within twelve (12) months of termination, or (b) decrease if he obtains other employment during the severance period; and

•	upon a change of control of the Company, all of his unvested stock options shall vest one (1) year after the change of control, the interest-free loan will be forgiven and the “gross-up” payment will be made; and, if the change of control results in his termination, he will receive his severance payment as described above and all of his unvested stock options will vest immediately.

Bharat M. Chowrira, Ph.D., J.D., our Chief Patent Counsel, Vice President, Legal Affairs and Corporate Secretary, entered into a letter employment agreement in April 2002. Pursuant to the agreement, as amended, he is entitled to the following:

•	an annual base salary ($250,000, effective February 1, 2006), subject to increase at the discretion of the Board of Directors;

•	annual bonuses of up to 25% of his then current base salary;

•	stock options for common stock as reflected in the tables elsewhere in this proxy statement;

•	employee benefits, including term life insurance in the amount of $500,000;

•	interest-free loans of $75,000 and $25,000 made in April 2002 and June 2002, respectively, prior to Dr. Chowrira’s appointment as an executive officer of the Company, forgiven in five (5) equal annual installments ($60,000 of the loans have been forgiven as of March 15, 2006), grossed-up for taxes, as long as Dr. Chowrira remains employed by the Company; and

•	upon termination “without cause,” nine (9) months severance pay at his then current salary.

J. Michael French, our Senior Vice President for Corporate Development, entered into a letter employment agreement with the Company on July 5, 2005. Pursuant to the letter employment agreement, he was entitled to the following:

•	an annual base salary ($261,500, effective February 1, 2006), subject to increase at the discretion of the Board of Directors;

•	participation in the company-wide bonus plan with an initial target of 25% of his annual salary;

•	an option to purchase 300,000 shares of the Company’s common stock, subject to a four (4) year vesting schedule;

•	participation in the Company’s health, insurance and employee benefit plans;

•	acceleration of up to nine (9) months of vesting of his option pursuant to his termination without cause and the acceleration of up to 50% of his unvested option or the continued vesting of his option for twelve (12) months in connection with his termination following a change of control of the Company; and reimbursement of certain moving expenses.

•	reimbursement of certain moving expenses.

Roberto Guerciolini, M.D., our Chief Medical Officer and Senior Vice President entered into a letter employment agreement with the Company on March 12, 2004 (the “Letter Agreement”). The Letter Agreement sets forth the terms of Dr. Guerciolini’s employment with the Company, which provides for:

•	an annual salary ($312,000, effective February 1, 2006), subject to increase at the discretion of the Board of Directors ;

•	participation in the company-wide bonus plan with an initial target of 25% of his annual salary;

•	an option to purchase 300,000 shares of the Company’s common stock, subject to a four (4) year vesting schedule;

•	participation in the Company’s health, insurance and employee benefit plans;

•	acceleration of up to nine (9) months of vesting of his option pursuant to his termination without cause and the acceleration of up to 50% of his unvested option or the continued vesting of his option for twelve (12) months in connection with his termination following a change of control of the Company; and

•	reimbursement of certain moving expenses.

The Letter Agreement will continue to govern the terms of Dr. Guerciolini’s employment with the Company while he serves as Senior Vice President and Chief Medical Officer.

Barry M. Polisky, Ph.D., was promoted to the position of Chief Scientific Officer and Senior Vice President of Research effective as of March 17, 2005. In connection with his previous position of Senior Vice President of Research, Dr. Polisky entered into a letter employment agreement in June 2002. Pursuant to the agreement, as amended, he is entitled to the following:

•	an annual base salary ($241,000, effective February 1, 2006), subject to increase at the discretion of the Board of Directors;

•	annual bonuses of up to 25% of his then-current base salary;

•	stock options for common stock as reflected in the tables elsewhere in this Proxy Statement;

•	employee benefits, including term life insurance in the amount of $500,000;

•	an interest-free loan of $150,000 made in July 2002 prior to Dr. Polisky’s appointment as an executive officer of the Company, forgiven in five (5) equal annual installments (a total of $90,000 has been forgiven as of March 15, 2006), grossed-up for taxes, as long as Dr. Polisky remains employed by the Company; and

•	upon termination “without cause,” nine (9) months’ severance pay at his then current salary.

Dr. Polisky and the Company contemplate entering into an amended letter employment agreement in connection with his promotion, the terms of which are currently being negotiated.

Compensation Pursuant to Plans

2005 Performance Incentive Plan

The Company has established a 2005 Performance Incentive Plan (the “2005 Plan”), under which it may grant stock options, restricted stock and other equity and performance-based awards to eligible employees, officers, directors and consultants. For a more detailed description of the 2005 Plan and the proposal to increase the number of shares available for award grant purposes under the 2005 Plan by an additional 2,000,000 shares, see Proposal No. 2 above.

Executive Bonus Plan

The Company adopted an Executive Bonus Plan (the “Bonus Plan”) in March 1999. This Bonus Plan provides the Company’s executive officers with the opportunity to earn an annual bonus contingent upon their fulfillment of annual goals as determined by the Compensation Committee comprised of three independent directors. The Compensation Committee has complete authority to establish the goals for each executive officer, to interpret all provisions of the Bonus Plan and to make all other determinations necessary or advisable for the administration of the Bonus Plan. The Compensation Committee may award each executive officer with an annual bonus comprised of one or more of the following:

•	cash payment;

•	stock options or stock awards pursuant to the Company’s 2005 Performance Incentive Plan; or

•	forgiveness of any portion of the principal of interest-free loans provided to the executive officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Executive Loans.  The Company has previously made interest-free loans to certain of its executive officers. These loans are not prohibited by the Sarbanes-Oxley Act of 2002 because they were made prior to the effectiveness of the prohibition. The Company has forgiven all or a portion of the outstanding principal amount of each loan under the terms of each executive officer’s employment agreement. See “Employment Agreements” in Item 11 above.

			Balance as of
Name	Loan Amount		March 15, 2006

Howard W. Robin	$400,000	(1)	$—
Barry A. Polisky	150,000	(2)	60,000
Bharat M. Chowrira	100,000	(3)	40,000

(1)	$80,000 forgiven in each of January 2002, 2003, 2004, 2005 and 2006.

(2)	$30,000 forgiven in each of July 2003, 2004 and 2005.

(3)	$15,000 forgiven in each of April 2003, 2004 and 2005 and $5,000 forgiven in each of June 2003, 2004 and 2005.

Indemnity Agreements.  The Company has entered into indemnity agreements with each of its officers (including the Named Executive Officers) and directors (and affiliated venture funds, if applicable) which provide, among other things, that the Company will indemnify such officer or director (and affiliated venture funds, if applicable), under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she and their affiliated venture funds, if any, is or may be made a party to by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company’s bylaws.

Transaction with Targeted Genetics

In January 2005, the Company entered into a collaboration with Targeted Genetics Corporation to develop siRNAs targeting Huntington’s disease gene using an adeno-associated virus (AAV) vector. Under the terms of the collaboration, the Company and Targeted Genetics will share the costs and revenues associated with research and development of AAV-based siRNA product for the treatment of Huntington’s disease. Mr. Jeremy L. Curnock Cook, a member of the Company’s Board of Directors and Audit Committee, is the Chairperson of the Board of Directors of Targeted Genetics. Mr. Curnock Cook introduced the Company to Targeted Genetics but did not assist in the negotiations and removed himself from the Company’s board approval process. Mr. Curnock Cook has not received any compensation or other benefits, directly or indirectly, as a result of such collaboration. The Audit Committee has determined that the terms of this transaction have not altered Mr. Curnock Cook’s status as an independent director under applicable Nasdaq Stock Market and SEC regulations. Mr. Curnock Cook did not participate in such determination.

2005 Private Placement

In July and August 2005, the Company completed the first and second closings of a two-tranche private placement of 17,506,250 shares of the Company’s common stock at $1.60 per share and warrants exercisable for 6,302,246 shares of the Common Stock, which are exercisable at any time from January 6, 2006 through July 6, 2010 at $1.92 per share (subject to potential adjustment down to $1.67 per share if the Company’s common stock is deregistered or delisted), and which was previously described on the Company’s Current Reports on Form 8-K filed with the SEC on July 7, 2005, July 11, 2005 and August 25, 2005 and its Definitive Proxy Statement dated July 21, 2005 for a Special Meeting of Stockholders held on August 23, 2005 (the “Special Meeting”).

In the second closing of this private placement, which was approved by the Company’s stockholders at the Special Meeting, an aggregate of 5,662,500 shares of Common Stock and warrants to purchase 2,038,496 shares of

Common Stock were issued to four members of our Board of Directors and certain of their affiliates (the “Affiliated Investors”) at an aggregate purchase price of $9,173,250.

The Affiliated Investors included Oxford Bioscience Partners IV L.P. and mRNA Fund II L.P. (collectively, the “Oxford Funds”), Sprout IX Plan Investors, L.P., Sprout Entrepreneurs Fund, L.P., Sprout Capital IX, L.P. and DLJ Capital Corporation (collectively, the “Sprout Funds”), and Venrock Associates, Venrock Associates III, L.P. and Venrock Entrepreneurs Fund III, L.P. (collectively, the “Venrock Funds”). These investors are affiliates of three of the Company’s directors: Dr. Douglas Fambrough is affiliated with the Oxford Funds, Dr. James Niedel is affiliated with the Sprout Funds, and Dr. Bryan Roberts is affiliated with the Venrock Funds. The Affiliated Investors also include two of the Company’s directors, Dr. James Niedel and Mr. Scott Greer, who invested for their own account.

The table below sets forth the shares of Common Stock and warrants to purchase Common Stock issued to, and the aggregate purchase price paid by, each of the Affiliated Investors:

		Shares of
		Common Stock	Aggregate
	Shares of	Underlying	Purchase
Affiliated Investor	Common Stock	Warrant	Price

DLJ Capital Corporation	6,346	2,284	$10,154
Greer, Robert Scott	37,500	13,500	60,000
mRNA Fund II L.P.	12,418	4,470	19,869
Niedel, James	78,126	28,125	125,002
Oxford Bioscience Partners IV L.P.	1,237,582	445,529	1,980,131
Sprout Capital IX, L.P.	2,895,406	1,042,346	4,632,650
Sprout Entrepreneurs Fund, L.P.	11,411	4,107	18,258
Sprout IX Plan Investors, L.P.	133,712	48,136	213,939
Venrock Associates	225,000	81,000	360,000
Venrock Associates III, L.P.	1,000,000	360,000	1,600,000
Venrock Entrepreneurs Fund III, L.P.	24,999	8,999	39,998

Total	5,662,500	2,038,496	$9,060,001

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

Responsibilities and Objectives.  The Committee establishes and administers the general compensation policies and plans for the Company and the specific compensation levels for the executive officers and other key employees. The Committee is responsible for conducting, at a minimum, annual reviews of executive compensation and for taking certain actions regarding the compensation of senior executives of the Company. The Committee determines the salary levels for senior executives, and other key employees, and the types and amounts of cash and other bonuses to be distributed to these individuals in accordance with the Bonus Plan. The Committee also determines grants of stock options pursuant to the stock option plan.

The Compensation Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.sirna.com.

This report is submitted by members of the Committee summarizing their involvement in the compensation decisions and policies adopted by the Company for the Company’s executive officers.

General Policy.  The Company’s executive compensation practices are designed to reward and provide an incentive for executives based on the achievements of annual and long-term corporate and individual performance goals. Compensation levels for executives are established after giving consideration to a variety of quantitative measures including, but not limited to, Company financial and operating performance, peer group comparisons and labor market conditions. Before making decisions, the Committee elicits the recommendations and advice of the CEO regarding appropriate or desired levels of compensation for management personnel generally. The Committee has complete access to all necessary Company personnel records, financial reports and other data, and may seek the advice of experts and analysts.

The ultimate purpose of the Company’s compensation structure is to attract and retain executives of the highest caliber and to motivate these executives to put forth maximum effort toward the achievement of Company goals identified through the strategic planning process of the Board and management. Also, the compensation design emphasizes long-term incentives in the form of stock options that will encourage these individuals to maintain their focus on the paramount importance of long-term stockholder interests.

Under Section 162(m) of the Internal Revenue Code, the Company may not receive a federal income tax deduction for compensation paid to the Chief Executive Officer or any of the four most highly compensated executive officers to the extent that any of the persons receive more than $1,000,000 in compensation in any one year. However, if the Company pays compensation that is “performance-based” under Section 162(m) it can receive a federal income tax deduction for the compensation paid even if such compensation exceeds $1,000,000 in a single year. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible on the Company’s federal income tax.

Components of Compensation.  In evaluating executive compensation, the Committee focuses upon several fundamental components: salary, annual bonus and long-term incentive compensation consisting of stock options. The Committee’s recommendations are offered to the full Board of Directors and are ultimately ratified, changed or rejected by the full Board.

Salary levels for senior executives and other officers are reviewed by the Committee annually. The Company has entered into employment agreements with its executive officers, as amended from time to time, which set forth the salary level for each executive. In establishing salary levels, the Committee has relied upon salary survey data and other publicly available information. The Committee also considers the experience of each executive officer as well as his or her past performance and expected future performance.

The annual bonus component of executive compensation has historically been provided to an executive, if and as appropriate, for obtaining pre-determined corporate and individual goals. The Committee typically determines whether annual bonuses will be awarded to executives for attainment of these goals at the end of each year. Pursuant to the Bonus Plan, the Committee may award bonuses comprised of cash, stock options and loan forgiveness based on the executive officer’s fulfillment of annual goals previously established by the Committee. At that time, the Committee also sets the performance goals for the upcoming year.

The third component of the Company’s executive compensation strategy is long-term incentive compensation pursuant to which executives receive stock options pursuant to the 2005 Performance Incentive Plan which are tied to the long-term appreciation of the value of the Company’s common stock. The 2005 Performance Incentive Plan offers executives the possibility of future gains depending upon the executives’ continued employment by, and contributions to, the Company. The Committee believes that a portion of the total compensation of senior executives over a period of years should consist of such long-term incentive awards.

Executive officers of the Company also are permitted to participate in the Purchase Plan which is open to all of the Company’s full-time employees. The Purchase Plan enables the Company’s employees, including executive officers, to acquire Company common stock at a discount to the market price by allocating up to 15% of their base salary (subject to certain limits) to the acquisition of such stock.

Review of Executive Compensation.  The Committee, in making its recommendations and determinations at year end 2005 regarding executive compensation, was influenced by several primary considerations, namely, that executive management achieved certain pre-clinical and clinical goals for its product candidates in the Company’s pipeline, achieved certain business development goals including the completion of its collaboration on Sirna-027, issuance of patents in major countries, and advanced the Company’s knowledge of RNAi biology and chemistry and expanded fundamental RNAi design technologies. The Committee also contemplated other factors such as the Company’s market capitalization and the Company’s year-end cash position.

In light of the Company’s successful 2005 operating results the Committee awarded appropriate salary increases and approved bonuses that it believes reflected appropriate rewards for management’s performance in 2005. In order to preserve cash, the management and the employees of the Company volunteered to receive bonuses for 2005 in the form of Company common stock. The Committee also granted performance-based stock options to the executive officers in February 2006.

Compensation of Chief Executive Officer.  In assessing appropriate types and amounts of compensation for the Chief Executive Officer, the Committee evaluates both corporate and individual performance. Corporate factors included in the evaluation are (i) progress and number of products in clinical and preclinical development, (ii) levels and quality of research, (iii) business development goals and (iv) current and potential funds raised in equity offerings and collaborations. Individual factors include initiation and implementation of successful business strategic partnerships, maintenance of an effective management team and various personal qualities, including leadership, commitment and professional standing.

Conclusion.  Given the successful 2005 operating results achieved by the Company under Mr. Robin’s leadership, the Committee approved an increase in Mr. Robin’s salary to 400,000 effective February 1, 2006. In addition, the Committee approved and recommended payment of a $70,000 bonus to Mr. Robin which was paid in the form of Company common stock. The Committee also granted stock options for 50,000 shares of common stock under the 2005 Performance Incentive Plan to Mr. Robin in February 2006. The Committee believes that these awards evidence the Committee’s philosophy to emphasize long-term incentive rewards tied to the Company’s performance.

Compensation Commitee

Dennis H. Langer, Chairperson
Lutz Lingnau
James Niedel
Bryan Roberts

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was at any time during fiscal 2005 an officer or employee of the Company. In addition, none of our executive officers serves as a member of the Board of Directors or Compensation Committee of any company that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the NASD, and the Company.

Based solely on our review of Section 16(a) forms received by the Company and written representations that no other reports were required, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% beneficial owners were complied with, with the exception of the following: VEF Management III LLC filed one late report on July 14, 2005; Bryan Roberts filed one late report on July 14, 2005; Venrock Entrepreneurs Fund III LP filed one late report on July 14, 2005; Venrock Management III LLC filed one late report on July 14, 2005; Venrock Associates filed one late report on July 14, 2005; Venrock Associates III LP filed one late report on July 14, 2005; and Dennis H. Langer filed one late report on August 31, 2005.

PERFORMANCE GRAPH

The following line graph presents the cumulative total stockholder return for the Company’s common stock since December 31, 2000, compared with the Nasdaq Composite (US) index and Nasdaq Biotech index. Trade prices are not always disclosed to management. The graph assumes that $100 was invested on December 31, 2000 and that dividends were reinvested.

	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
Sirna Therapeutics, Inc.	$100.00	$31.93	$1.68	$6.06	$3.69	$3.53
Nasdaq Biotech	$100.00	$83.80	$45.81	$66.77	$70.86	$72.87
Nasdaq Composite	$100.00	$78.95	$54.06	$81.09	$88.06	$89.27

Source: CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE Information Systems, Inc.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

The following is a report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2005, which include the Company’s balance sheets as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2005, and the notes thereto.

The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200 of the listing standards of the Nasdaq National Market and also meet the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. In addition, the Board has determined that Mr. Greer is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

The Audit Committee operates pursuant to a written charter adopted by the Board, a copy of which is available on the Company’s website at www.sirna.com. In general, the Audit Committee charter sets forth:

•	the scope of the Audit Committee’s responsibilities and the means by which it carries out these responsibilities,

•	the outside auditor’s accountability to the Board and the Audit Committee, and

•	the Audit Committee’s responsibility to monitor the independence of the outside auditor.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. However, the Audit Committee members have the ability to read and understand financial statements at the time of their appointment. The Audit Committee serves in a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee members have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in their report on the Company’s financial statements. The Audit Committee’s oversight role does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent.”

Among other matters, the Audit Committee monitors the activities and performance of the Company’s external auditors, including the audit scope, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls. Management and independent registered public accounting firm presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm.

Review with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. Management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussions with Independent Accountants

During 2005, the Audit Committee held nine meetings with management and the independent registered public accounting firm to review financial results and SEC filings, and to discuss the overall scope and plan for the annual audit. We also met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls. In addition, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005 and held discussions with management and Ernst & Young LLP on the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (which relates to the accountants’ independence from the Company and its related entities) and has discussed with Ernst & Young LLP their independence from the Company. In addition, the Audit Committee has also considered whether the provision of those services set forth in the table below are compatible with Ernst & Young LLP maintaining its independence from the Company.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company’s independent registered public accounting firm.

Audit Committee

Bryan Roberts, Chairperson
Jeremy L. Curnock Cook
R. Scott Greer

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, is being distributed to the Company’s stockholders along with this Proxy Statement. This annual report, as filed with the Securities and Exchange Commission may be obtained without charge upon written request directed to Bharat M. Chowrira, Secretary, 185 Berry Street, Suite 6504, San Francisco, CA 94107.

OTHER MATTERS

The Company’s Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the proxies will be voted in accordance with the best judgment of the person or persons voting such proxies.

By Order of the Board of Directors

Bharat M. Chowrira, Secretary

Date: May 19, 2006

Annex A

SIRNA THERAPEUTICS, INC.

2005 PERFORMANCE INCENTIVE PLAN

(Composite Plan Document Reflecting Proposed Amendments)

1.	PURPOSE OF PLAN

The purpose of this Sirna Therapeutics, Inc. 2005 Performance Incentive Plan (this “Plan”) of Sirna Therapeutics, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1 The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

3.2 Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6, and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any option or stock appreciation right;

(h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k) determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5 Delegation.  The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1 Shares Available.  Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of (a) 5,749,745 shares, plus (b) the number of any shares subject to stock options granted under the Corporation’s 2001 Stock Option Plan (the “2001 Plan”) and outstanding as of the date of stockholder approval of this Plan (the “Stockholder Approval Date”) which expire, or for any reason are cancelled or terminated, after the Stockholder Approval Date without being exercised; provided that in no event shall the Share Limit exceed 12,035,091 shares (which is the sum of the 5,749,745 shares set forth above, plus the maximum number of shares subject to options previously granted and outstanding under the 2001 Plan as of the Stockholder Approval Date).1

The following limits also apply with respect to awards granted under this Plan:

(a) The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 5,000,000 shares, subject to the Plan limit set forth above.2

(b) The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 750,000 shares.

(c) Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

1 As of the Stockholder Approval Date, the aggregate share limit was 3,749,745 shares, subject to adjustment as contemplated by clause (b) of the first sentence of Section 4.2. Stockholders are being asked to approve an amendment to the Plan that would increase the aggregate share limit by an additional 2,000,000 shares so that the new aggregate share limit for the Plan would be 5,749,745 shares, subject to adjustment as contemplated by clause (b) of the first sentence of Section 4.2.
2 The Plan currently includes a limit on incentive stock option grants of 3,000,000 shares. Stockholders are being asked to increase this limit by an additional 2,000,000 shares so that the new incentive stock option limit would be 5,000,000 shares.

4.3 Awards Settled in Cash, Reissue of Awards and Shares.  To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares are delivered in respect of a dividend equivalent, stock appreciation right, or other award, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan or the 2001 Plan (with respect to such a payment in connection with any award under the 2001 Plan, only to the extent such transaction occurs after the Effective Date), as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under this Plan or the 2001 Plan (with respect to such an exchange or withholding in connection with any award under the 2001 Plan, only to the extent such transaction occurs after the Effective Date), shall be available for subsequent awards under this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares; Minimum Issue.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. No fewer than 100 shares may be purchased on exercise of any award (or, in the case of stock appreciation or purchase rights, no fewer than 100 rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.	AWARDS

5.1 Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option intended as an ISO shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. The per share exercise price for each option, other than options intended as ISOs, shall be determined by the Administrator at the time of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2. Additional Rules Applicable to ISOs.  To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights.  A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the SAR as determined by the Administrator and set forth in the applicable award agreement. The maximum term of an SAR shall be ten (10) years.

5.1.4 Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards granted consistent with Section 5.2 below.

5.2 Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted with an exercise or base price not less than the fair market value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or level using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Award. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

5.2.3 Form of Payment; Maximum Performance-Based Award.  Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(b). The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence) that are granted to any one participant in any one calendar year shall not exceed 750,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1. In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed $1,000,000.00. Awards that are cancelled during the year shall be counted against these limits to the extent permitted by Section 162(m) of the Code.

5.2.4 Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan.

5.3 Award Agreements.  Each award shall be evidenced by a written award agreement in the form approved by the Administrator and executed on behalf of the Corporation and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.5 Consideration for Common Stock or Awards.  The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.6 Definition of Fair Market Value.  For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the last price for a share of Common Stock as furnished by the National Association of Securities Dealers, Inc. (the “NASD”) through the NASDAQ National Market Reporting System (the “National Market”) for the date in question or, if no sales of Common Stock were reported by the NASD on the National Market on that date, the last price for a share of Common Stock as furnished by the NASD through the National Market for the next preceding day on which sales of Common Stock were reported by the NASD. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last price for a share of Common Stock as furnished by the NASD through the National Market available on the date in question or the average of the high and low trading prices of a share of Common Stock as furnished by the NASD through the National Market for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the National Market as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a) transfers to the Corporation,

(b) the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c) subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d) if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e) the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 General.  The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2 Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3 Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.	ADJUSTMENTS; ACCELERATION

7.1 Adjustments.  Upon or in contemplation of: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the business or assets of the Corporation as an entirety; then the Administrator shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, or (5) (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards, or

(b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Administrator, the proportionate adjustments contemplated by clause (a) above shall nevertheless be made.

7.2 Possible Acceleration of Awards.  Without limiting the generality of the Administrator’s power pursuant to Section 3.2, the Administrator may, in its discretion, provide that any outstanding option or SAR shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award upon or in connection with a dissolution of the Corporation or other event described in Section 7.1 that the Corporation does not survive (or does not survive as a public company in respect of its Common Stock) or upon or in connection with such change in control circumstances as the Administrator may provide. The Administrator may take such action with respect to all awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances. If the vesting of an award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event. The portion of any ISO accelerated in connection with an event shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.3 Early Termination of Awards.  Upon a dissolution of the Corporation or other event described in Section 7.1 that the Corporation does not survive (or does not survive as a public company in respect of its Common Stock), each then-outstanding award (whether or not vested, exercisable and/or payable), shall terminate upon the related dissolution event or other event referred to in Section 7.1, as applicable, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her vested and outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required).

8.	OTHER PROVISIONS

8.1 Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Employment Status.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding.  Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a) require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b) deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date.  This Plan is effective as of April 22, 2005, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval.  To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a) Rule 16b-3.  It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b) Section 162(m).  Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

8.9 Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any           shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11 Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Company Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

Annex B

SIRNA THERAPEUTICS, INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

Purpose of Committee

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Sirna Therapeutics, Inc. (the “Company”) is to oversee on behalf of the Board of Directors the accounting and financial reporting processes of the Company and audits of the financial statements of the Company and to prepare the annual report of the Audit Committee required by applicable Securities and Exchange Commission (the “SEC”) disclosure rules. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management, and the independent auditors. Among the matters the Audit Committee will oversee are: (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditors’ qualifications and independence, and (d) the performance of the Company’s accounting and financial controls and the Company’s independent auditors.

Organization

•	The Audit Committee shall be appointed annually by, and shall serve at the discretion of, the Board of Directors.

•	The Audit Committee shall consist of at least three members.

•	Only directors who meet the knowledge and independence requirements of applicable law and NASDAQ in effect from time to time may be members of the Audit Committee. An independent director is a director who meets the independence requirements of NASDAQ.

•	At least one member of the Audit Committee must qualify as an “audit committee financial expert” defined in the Instructions to Item 401 of Regulation S K. The Company will disclose in the periodic reports required by Section 13(a) of the Securities Exchange Act of 1934 (the “1934 Act”) whether or not it has at least one member who is an audit committee financial expert.

•	The Company does not limit the number of public company audit committees on which an audit committee member serves, provided that if a member does serve on more than three public company audit committees (including the Company’s Audit Committee), the Board of Directors shall determine that this simultaneous service would not impair the ability of the member to serve on the Company’s Audit Committee.

•	The Board of Directors shall appoint one of the members of the Audit Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Audit Committee and management to provide the Audit Committee with a written agenda.

In meeting its responsibilities, the Audit Committee shall:

General

•	Have the power, in its discretion, to conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. The Committee shall have unrestricted access to members of management, employees, independent auditors, internal and outside counsel and relevant information as is necessary to carry out the Audit Committee’s purposes. The Audit Committee is authorized to communicate in confidence with any of these individuals. The Audit Committee may also require any employee of the Company or representative of the Company’s outside counsel or independent auditors to attend meetings of the Audit Committee or to meet with any members of the Audit Committee or representative of the Committee’s counsel, advisors or experts.

•	Meet at least four times per year or more frequently as circumstances require. Special meetings of the Audit Committee may be called by the Chairperson and will be called promptly upon the request of any two Audit Committee members. Minutes of each meeting will be kept.

•	Except as expressly set forth in this Charter or the Company’s Bylaws or Corporate Governance Guidelines, or as otherwise provided by law or the rules of NASDAQ, establish its own rules and procedures.

•	Regularly report Audit Committee activities, actions and conclusions to the Board of Directors with respect to the independent auditors, and make recommendations, as the Audit Committee may deem appropriate. The Audit Committee will also report to the Board of Directors annually the overall results of the annual review of the independent auditors and their independence.

•	Review and reassess annually the performance of the Audit Committee, including the adequacy of this Charter and recommend any proposed changes to the Board of Directors, as appropriate, and publish this Charter as required by applicable law.

•	Meet with such frequency as it determines, but at least annually, with management in separate sessions to discuss any matters that the Audit Committee or management believes should be discussed privately with the Audit Committee.

•	Provide for inclusion in the Company’s proxy statement or other SEC filings of any report from the Audit Committee required by applicable laws and regulations and stating among other things whether the Audit Committee has:

•	Reviewed and discussed the audited financial statements with management.

•	Discussed with the independent auditors the matters required to be discussed by AICPA Statement of Auditing Standards (“SAS”) 61.

•	Received disclosures from the auditors regarding the auditor’s independence as required by Independence Standards Board Standard No. 1 and discussed with the auditors their independence.

•	Recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10 K.

Internal Controls and Risk Assessment

•	Review and evaluate the effectiveness of the Company’s process for assessing significant financial risks or exposures and the steps management has taken to monitor and control such risks to the Company.

•	Consider and review with management, the Company’s financial and accounting personnel and the independent auditors:

•	The integrity, adequacy and effectiveness of or weaknesses in the Company’s internal and external accounting and financial controls including the status and adequacy of information systems and security and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

•	Any related significant findings and recommendations of the independent auditors together with management’s responses including the timetable for implementation of recommendations to correct weaknesses in the internal controls.

•	Obtain and review timely reports from the independent auditors regarding all:

•	Critical accounting policies and practices to be used by the Company.

•	Alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

•	Other material written communications between the independent auditors and management, including any management letter or schedule of unadjusted differences

•	Discuss with the Chief Executive Officer and the Chief Financial Officer the processes involved in and any material required as a result of the Form 10 K and 10 Q certification process concerning deficiencies in design or operation of internal controls or any fraud involving management or employees with a significant role in the Company’s internal controls.

Financial Reporting

•	Review and discuss with management and the independent auditors:

•	The Company’s quarterly financial statements (including the Company disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”).

•	The results of the independent auditors’ reviews of the quarterly financial statements.

•	The selection, application and effects of critical accounting policies and estimates applied by the Company.

•	Accounting changes, judgments or extraordinary items relating to the financial statements.

•	The status of any new, proposed or alternative accounting or financial reporting requirements or methods.

•	All material off-balance sheet arrangements, contingent and other obligations and relationships with any unconsolidated entities or any other persons which may have a material current or future effect on the financial condition or results of the Company and are required to be reported under SEC rules.

•	Other matters that the Audit Committee deems material prior to the public release of such information.

•	Advise management based upon its review and discussion whether anything has come to the Audit Committee’s attention that causes it to believe that the audited financial statements included in the Company’s Form 10 K contain an untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the discussions under which they were made, not misleading.

•	Obtain from the independent auditors assurances that the audit was conducted in a manner consistent with Section 10A of the 1934 Act.

•	Review with management and the independent auditors at the completion of the annual examination:

•	Prior to the public release of such information, the Company’s annual audited financial statements and related footnotes (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”).

•	Material accounting principles applied in financial reporting, including any material changes from principles followed in prior years and any items required to be communicated by the independent auditors in accordance with SAS 61.

•	The independent auditor’s audit of the financial statements and their report required in connection with the annual audit pursuant to applicable SEC rules concerning (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within GAAP and practices related to material items that have been discussed with management, and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

•	Any unusual or non-recurring items and the nature and substance of significant reserves.

•	Any significant changes required in the independent auditor’s audit plan.

•	Any problems, difficulties or disputes with management encountered during the audit, including any restrictions on the scope of activities or access to requested information, and management’s responses.

•	The Company’s accounting and auditing principles and practices.

•	The adequacy of Company’s internal controls assessment.

•	Other matters related to conduct, which should be communicated to the Audit Committee under generally accepted auditing standards.

•	Review reports prepared by management or by the independent auditors relating to significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

•	Discuss earnings press releases with management (including the type and presentation of information to be included in earnings press releases), as well as financial information and earnings guidance provided to analysts and rating agencies.

•	Review published reports, regulator or accounting initiatives, or communications from employees, government agencies or others, which raise significant issues concerning the Company’s financial statements or accounting policies.

Independent Auditors

•	Be solely and directly responsible for the appointment, compensation, retention, evaluation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and, where appropriate, the termination and replacement of such firm. Such independent auditors shall report directly, and be ultimately accountable, to the Audit Committee.

•	Pursuant to Rule 10A-3(b)(5) under the Act, the Company shall provide for appropriate funding, as determined by Audit Committee, for payment of (i) compensation to the independent auditors, (ii) compensation to independent advisers or other advisers that the Committee determines are necessary to carry out its duties, or (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee’s duties. Committee shall have the sole authority to approve and/or pre-approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditors.

•	Review, evaluate and approve the annual engagement proposal of the independent auditors, including the proposed scope and approach of the annual audit.

•	Assess the independent auditor’s process for identifying and responding to key audit and internal control risks.

•	Review and evaluate the lead partner of the independent auditors. Ensure that the lead audit partner having primary responsibility for the audit and the reviewing audit partner of the independent auditors are rotated at least every five years.

•	The Audit Committee shall have sole authority to, and must, pre-approve all audit, review and attest services and permissible non-audit services from the independent auditors and related fees and other terms of engagement of the independent auditors. Such pre-approval can be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditors or on an individual basis. To the extent permitted by applicable SEC rules, the Audit Committee is authorized from time to time to delegate to one or more of its members so that such member or members shall, or to establish reasonably detailed pre-approval policies and procedures pursuant to which management shall, have the authority to engage permissible services from the independent auditors, but the decision must be presented to the full Audit Committee at the next regularly scheduled meeting. The Committee need not pre-approve non-audit services that fall within the “De Minimis Exception” set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended.

•	Pursuant to NASD Rule 4350(d)(1)(B), the Committee shall have the responsibility for ensuring its receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1. The Committee shall have the responsibility for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

•	Obtain and review annually a report by the independent auditors describing the firm’s internal quality-control procedures, and any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm or by any inquiry or investigation by governmental or professional authorities, within the preceding 5 years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	Evaluation of such other matters as the committee may consider relevant to the engagement of the auditors, including views of the Company’s management and whether the lead partner or auditing firm itself should be rotated, and other staffing matters incident to the review and audit of the Company’s financial statements.

•	Review and approve all transactions with a “related party,” as such term is defined in the applicable listing standards.

•	Receive periodic information from the independent auditors regarding the independence of the independent auditors, discuss such information with the independent auditors, including a statement of the audit fees and other categories of fees billed for the last fiscal year which are required to be disclosed in the Company’s proxy statement, and, if so determined by the Audit Committee, recommend that the Board of Directors take appropriate actions to satisfy itself of the independent accountant’s independence. The Audit Committee shall not engage the independent auditors for non-audit services that would impair the independence of the auditors. The Audit Committee shall not engage an accounting firm to perform audit, review or attest services unless such accounting firm is independent within the meaning of SEC Regulation S X and other applicable laws and SEC rules.

•	Instruct the independent auditors to communicate directly to the Audit Committee any serious difficulties or disputes with management and that the independent accountant is ultimately responsible to the Board of Directors and Audit Committee of the Company.

Compliance with Laws and Regulations

•	Prepare the annual report included in the Company’s proxy statement as required by the proxy rules under the 1934 Act.

•	Ascertain whether the Company has an effective process for determining risks and exposure from asserted and unasserted litigation and claims from noncompliance with laws and regulations.

•	Obtain such reports from management, the independent auditors, the general counsel, tax advisors or any regulatory agency as the Audit Committee deems necessary regarding regulatory compliance and other legal or tax regulatory matters that may have a material impact on Company operations and the financial statements and the consideration of those matters in preparing the financial statements.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company from Company employees regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

•	Evaluate and respond to violations of the Company’s Amended and Restated Code of Business Conduct and Ethics that are directed to the Committee.

Approve, review and monitor, with the independent auditors the administration of, and compliance with, the Company’s code of conduct required by applicable law or listing standards and covering the conduct and ethical behavior of directors, officers and employees, and approve in advance any amendments to it or waivers of it for directors, executive officers and senior financial officers.

Advisors and Counsel; Reliance; Investigations; Cooperation

•	The Audit Committee has the power, in its sole discretion, to obtain advice and assistance from, and to retain at the Company’s expense, such independent or outside legal counsel, accounting or other advisors and experts as it determines necessary or appropriate to carry out its duties. The Company shall provide for adequate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for their audit and review reports, and to advisers engaged by the Audit Committee.

•	The Audit Committee may, in good faith, act in reliance on management, the Company’s independent auditors, advisors and experts, and on reports or other information provided to it by others, as it deems necessary or appropriate.

While the Audit Committee has the responsibilities and the powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assume compliance with laws and regulations and the Company’s code of conduct.

Nothing in this charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by members of the committee on reports or other information provided by others.

PROXY
SIRNA THERAPEUTICS, INC.
This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders
to be Held on June 14, 2006
The undersigned stockholder of Sirna Therapeutics, Inc. hereby constitutes and appoints Howard W. Robin and Bharat M. Chowrira, and each of them, proxies, with full power of substitution and resubstitution, for and on behalf of the undersigned to vote, as designated below, according the number of shares of the Company’s common stock, par value $0.01 held of record by the undersigned on May 1, 2006, and as fully as the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Stockholders to be held at the Westin St. Francis, 335 Powell Street, San Francisco, CA 94102, on June 14, 2006 at 3:30 p.m., local time, and at any and all postponements, continuations and adjournments thereof.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If properly executed and no direction is made, this proxy will be voted FOR the election of proposed nominees to the Board of Directors of the Company; FOR the proposal to amend the Company’s 2005 Performance Incentive Plan; and FOR the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 and 3.
1. Proposal to elect the following nominees to the Board of Directors:

¨ FOR all nominees listed below	¨ WITHHOLD AUTHORITY to vote all
nominees listed below
(except as marked to the contrary below)
Mr. Jeremy L. Curnock Cook
Dr. Dennis H. Langer
Mr. Lutz Lingnau
Mr. Howard W. Robin
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below:)
2. Proposal to approve the amendments of the Company’s 2005 Performance Incentive Plan:
FOR     AGAINST     ABSTAIN

3. Proposal for ratification of selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006:
FOR     AGAINST     ABSTAIN
4. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all postponements, continuations or adjournments thereof.
Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate.
Dated                     , 2006
Authorized Signature
Title
Authorized Signature
Title
Please mark boxes in ink. Sign, date and return this proxy card promptly using the enclosed envelope.
THE ANNUAL MEETING OF SHAREHOLDERS OF SIRNA THERAPEUTICS, INC. WILL BE HELD ON JUNE 14, 2006 FOR SHAREHOLDERS OF RECORD AS OF MAY 1, 2006. YOU MAY VOTE NUMBER OF RECORD DATE SHARES AS OF THE RECORD DATE. YOUR CONTROL NUMBER TO VOTE VIA THE INTERNET AT www.voteproxy.com OR VIA TELEPHONE (1-800-PROXIES) IS CONTROL NUMBER. YOU MAY VIEW THE COMPANY PROXY MATERIAL AT WEBSITE ADDRESS.